UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 27, 2020

CRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2020, we issued a press release reporting our financial results for our fiscal quarter ended December 28, 2019. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein. On February 27, 2020, we also posted on our website supplemental financial information, including prepared CFO remarks. A copy of the supplemental financial information is set forth as Exhibit 99.2 and incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On February 27, 2020, we announced that our board of directors declared a quarterly cash dividend on our common stock of $0.23 per share to be paid on March 20, 2020 to all shareholders of record as of March 10, 2020. A copy of the press release is set forth as Exhibit 99.3 and is incorporated by reference herein.

On February 27, 2020, we also announced plans to divide the responsibilities of Chief Financial Officer (CFO) and Chief Corporate Development Officer into two executive officer positions.  Chad Holmes, who has been our CFO since 2014 and has led our corporate development efforts since 2009, will be appointed Executive Vice President and Chief Corporate Development Officer and transition to focus full-time on CRA’s capital allocation and deployment, including a continued emphasis on corporate development activities.  Mr. Holmes will continue to serve as our CFO until a successor is identified and transitioned into that role. A copy of the press release is set forth as Exhibit 99.4 and is incorporated by reference herein.

In addition, on February 27, 2020 we announced that effective at our 2020 annual meeting of shareholders scheduled to be held on July 8, 2020, Paul Maleh, our Chief Executive Officer, President and a member of our Board of Directors, will become Chairman of the Board; William Concannon, a member of our Board of Directors, will become independent Lead Director, subject to his reelection at the 2020 annual meeting.  These changes are being made in connection with the pending retirement of our current Board Chairman Rowland Moriarty.  In accordance with our Director retirement policy, Dr. Moriarty will not stand for reelection when his term as a Class I director expires at CRA’s 2020 annual meeting of shareholders. A copy of the press release is set forth as Exhibit 99.5 and is incorporated by reference herein.

The information contained in Item 7.01 of this report and Exhibits 99.3, 99.4 and 99.5 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

  (d)   Exhibits

Number	Title

99.1	February 27, 2020 earnings press release

99.2	Supplemental financial information (prepared CFO remarks)

99.3	February 27, 2020 dividend press release

99.4	February 27, 2020 CFO transition press release

99.5	February 27, 2020 Board updates press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: February 27, 2020	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President and Treasurer

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